ATLAS AIR                                                         NEWS RELEASE
WORLDWIDE HOLDINGS LOGO
                 ---------------------------------------------------------------
               2000 Westchester Avenue, Purchase, New York, 10577 o 914-701-8400



FOR IMMEDIATE RELEASE:

Contacts:  Alan Caminiti 914-701-8400 (Media)
           Dan Loh 914-701-8210 (Investors)

                       ATLAS AIR WORLDWIDE HOLDINGS, INC.
                       REPORTS PRELIMINARY NOVEMBER SYSTEM
                         STATISTICS AND TRAFFIC RESULTS

PURCHASE, N.Y., DECEMBER 23, 2004 - Atlas Air Worldwide Holdings, Inc. (AAWW) (OTC: AAWWV.PK), a leading provider of global air cargo services, has reported preliminary system statistics and traffic results for November 2004, the eleven-month period ended November 30, 2004, and the corresponding periods during 2003.

During November, AAWW operated an average of 39.0 wide-body 747 aircraft compared with an average of 45.0 in November 2003, principally due to the rejection and return of aircraft in conjunction with AAWW's restructuring. Despite the 13.3% reduction in operating fleet, total block-hour activity during November decreased just 3.5% compared with the same month in 2003. Block hours operated in the ACMI segment increased 20.9% year over year, while Military Charter hours increased 44.4% and Commercial Charter hours declined 40.3%.

Traffic in the Scheduled Service business (as measured by revenue ton miles "RTM's") decreased 22.2% year over year, while capacity (as measured by available ton miles "ATM's") decreased 32.3% year over year, resulting in an increased load factor of 66.2% in November compared with 57.6% in November 2003.

For the eleven months ended November 30, 2004, AAWW operated an average of 37.6 wide-body 747 aircraft, 16.4% less than the 45.0 aircraft averaged in the first eleven months of 2003. Total block-hour activity during the 2004 period, however, declined just 3.2% compared with the same period in 2003. Block hours operated in the ACMI segment rose 21.0% during the eleven months ended November 30, 2004 versus the same time frame in 2003. Commercial Charter hours declined 45.9% and Military Charter hours declined 38.9%.

Traffic in the Scheduled Service business increased 13.0% (in RTM terms) during the eleven months ended November 30, 2004 compared with the same period during the prior year, and capacity (in ATM's) increased 2.8% compared with the eleven months ended November 30, 2003, resulting in an increased load factor of 62.7% for the 2004 period compared with 57.0% for the 2003 period.

The preliminary system statistics and traffic results that follow do not constitute financial statements, were not prepared in accordance with generally accepted accounting principles, and do not contain all of the disclosures required by generally accepted accounting principles or by the Securities Exchange Act of 1934, as amended, or any other prescribed form or format. AAWW cautions readers not to place undue reliance upon the information contained in these statistics and results, which may be adjusted from time to time.

These statistics and results, which have not been audited, may not be indicative of AAWW's financial statements in reports that would be required to be filed pursuant to the Securities Exchange Act of 1934, as amended.

ABOUT ATLAS AIR WORLDWIDE HOLDINGS, INC.:

AAWW is the parent company of Atlas Air, Inc. (Atlas) and Polar Air Cargo, Inc. (Polar), which together operate the world's largest fleet of Boeing 747 freighter aircraft.

Atlas is the world's leading provider of ACMI (aircraft, crew, maintenance and insurance) freighter aircraft to major airlines around the globe. Polar is among the world's leading providers of airport-to-airport freight carriage. Polar operates a global, scheduled-service network and serves substantially all major trade lanes of the world.

Through both of its principal subsidiaries, AAWW also provides commercial and military charter services.

This release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect AAWW's current views with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of AAWW and its subsidiaries (collectively, the "companies") that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the companies to operate pursuant to the terms of their financing facilities; the ability of the companies to obtain and maintain normal terms with vendors and service providers; the companies' ability to maintain contracts that are critical to their operations; the ability of the companies to fund and execute their business plan; the ability of the companies to attract, motivate and/or retain key executives and associates; the ability of the companies to attract and retain customers; the ability of the companies to continue as going concerns; demand for cargo services in the markets in which the companies operate; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs; financing costs; the cost and availability of war risk insurance; aviation fuel costs; security-related costs; competitive pressures on pricing (especially from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the companies' products and services; pending and future litigation; the market acceptance of AAWW's new common stock; and other risks and uncertainties set forth from time to time in AAWW's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed.

AAWW assumes no obligation to update such statements contained in this release to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

                                      * * *

                          ATLAS AIR WORLDWIDE HOLDINGS
                 PRELIMINARY SYSTEM STATISTICS & TRAFFIC RESULTS

                                                                        2004
OPERATING
STATISTICS                     JAN           FEB           MAR           APR           MAY           JUN           JUL
Operating Fleet (average during the month)

Aircraft count(1)              40.0          38.8          38.0          37.9          36.1          36.0          36.3

BLOCK HOURS

Scheduled Service           4,199.5       4,666.3       5,043.9       5,111.1       4,721.7       4,541.3       4,513.3

Commercial Charter            264.8         209.4         134.4         203.1         187.7         268.2         209.2

Military Charter            1,212.6       1,583.6       1,740.7       1,851.6       2,072.5       2,313.0       2,319.5

ACMI                        4,246.8       5,068.1       6,401.9       5,468.4       5,279.9       4,994.1       5,667.0
Other Product                     -             -             -             -             -             -             -

Non Revenue                    84.4         115.5         100.6          83.8         112.4          94.0         125.8
                      ------------------------------------------------------------------------------------------------------
Total
Block Hours                10,008.0      11,642.9      13,421.4      12,717.9      12,374.2      12,210.7      12,834.8

SCHEDULED SERVICE
TRAFFIC

RTM's (000's)             127,448.4     167,848.2     194,438.5     186,932.3     177,657.0     165,344.4     174,701.0

ATM's (000's)             243,013.5     274,480.2     297,731.1     301,720.6     277,574.7     267,078.8     266,511.8

Load Factor                   52.4%         61.2%         65.3%         62.0%         64.0%         61.9%         65.6%

(1) Operating Fleet excludes the following aircraft count that are dry leased or parked:

Dry Leased                      4.0           4.0           4.0           4.0           4.0           4.0           4.0
Parked                          7.0           7.0           4.6           4.0           4.0           4.0           3.7


                                                              2004
OPERATING
STATISTICS                       AUG           SEP           OCT           NOV      YEAR-TO-DATE
Operating Fleet (average during the month)

Aircraft count(1)                36.6          37.2          38.0          39.0            37.6

BLOCK HOURS

Scheduled Service             4,420.0       4,831.4       5,364.5       4,103.6        51,516.6

Commercial Charter              308.2         373.3         716.6       1,045.9         3,920.7
Military
Charter                       2,046.3       1,794.7       1,615.7       1,947.7        20,497.9

ACMI                          5,433.8       5,964.9       6,804.7       7,879.5        63,208.9
Other Product                       -             -             -             -               -

Non Revenue                     109.7          92.5          52.9          88.1         1,059.6
                      --------------------------------------------------------------------------
Total
Block Hours                  12,318.0      13,056.8      14,554.4      15,064.7       140,203.6

SCHEDULED SERVICE
TRAFFIC

RTM's (000's)               170,770.7     176,731.6     192,884.4     156,329.5     1,891,085.9

ATM's (000's)               259,751.8     281,956.4     311,611.3     236,154.1     3,017,584.1

Load Factor                     65.7%         62.7%         61.9%         66.2%           62.7%

(1) Operating Fleet excludes the following aircraft count that are dry leased or parked:

Dry Leased                        4.0           4.0           4.0           4.0             4.0
Parked                            3.0           1.8           1.0             -             3.6

                                                                              2003
OPERATING STATISTICS                     JAN              FEB            MAR           APR            MAY           JUN
Operating Fleet (average during the month)

Aircraft count(1)                       46.5             44.8           44.5          44.0           44.3          44.3

BLOCK HOURS

Scheduled Service                    3,853.0          3,057.0        3,937.0       3,846.3        4,074.0       4,512.3

Commercial Charter                     418.7            740.1          756.0         645.2          311.9         329.7
Military
Charter                              3,161.0          3,924.9        4,251.1       4,129.5        3,403.4       2,298.8

ACMI                                 4,074.5          2,857.7        5,822.7       4,516.3        4,148.1       4,552.7

Other Product                          668.8            518.6          202.8          92.4           12.0             -

Non Revenue                            187.1            183.8          137.7         158.8          155.2          82.5
                           ------------------------------------------------------------------------------------------------
Total
Block Hours                         12,363.1         11,282.1       15,107.4      13,388.5       12,104.7      11,776.0

SCHEDULED SERVICE TRAFFIC

RTM's (000's)                      119,533.1        108,416.5      154,310.1     132,278.9      138,653.4     154,607.6

ATM's (000's)                      223,341.7        185,547.4      237,031.5     233,061.7      246,042.9     269,895.7
Load Factor                            53.5%            58.4%          65.1%         56.8%          56.4%         57.3%

(1) Operating Fleet excludes the following aircraft count that are dry leased or parked:

Dry Leased                               4.0              4.8            4.0           4.0            3.0           3.0
Parked                                   1.5              2.5            3.5           4.0            4.8           4.8


                                                                          2003
OPERATING STATISTICS                   JUL            AUG            SEP            OCT            NOV     YEAR-TO-DATE
Operating Fleet (average during the month)

Aircraft count(1)                     46.0           46.0           45.0           45.0           45.0             45.0

BLOCK HOURS

Scheduled Service                  4,437.1        4,478.5        5,142.4        5,690.0        5,852.5         48,880.1

Commercial Charter                   276.3          488.7          498.8        1,025.4        1,752.8          7,243.7
Military
Charter                            2,876.6        3,161.4        2,181.6        2,830.2        1,348.7         33,567.1

ACMI                               4,639.8        4,583.7        4,634.9        5,913.3        6,516.1         52,259.8

Other Product                            -              -              -              -              -          1,494.6

Non Revenue                           66.1           76.0          111.2          110.5          142.6          1,411.5
                             ---------------------------------------------------------------------------------------------
Total
Block Hours                       12,295.9       12,788.3       12,568.9       15,569.3       15,612.6        144,856.9

SCHEDULED SERVICE TRAFFIC

RTM's (000's)                    152,616.5      149,039.5      166,666.7      195,715.1      201,019.9      1,672,857.3

ATM's (000's)                    270,250.3      271,649.4      308,449.2      340,613.3      348,919.2      2,934,802.4
Load Factor                          56.5%          54.9%          54.0%          57.5%          57.6%            57.0%

(1) Operating Fleet excludes the following aircraft count that are dry leased or parked:

Dry Leased                             3.0            3.0            4.0            4.0            4.0              3.7
Parked                                 3.0            3.0            3.0            3.0            3.0              3.3

                          ATLAS AIR WORLDWIDE HOLDINGS
                 PRELIMINARY SYSTEM STATISTICS & TRAFFIC RESULTS
                         PERCENTAGE CHANGE 2004 VS. 2003

OPERATING STATISTICS                 JAN             FEB              MAR             APR            MAY            JUN
Operating Fleet (average during the month)

Aircraft count(1)                (14.0%)         (13.2%)          (14.6%)         (13.9%)        (18.4%)        (18.6%)

BLOCK HOURS

Scheduled

Service                             9.0%           52.6%            28.1%           32.9%          15.9%           0.6%
Commercial
Charter                          (36.8%)         (71.7%)          (82.2%)         (68.5%)        (39.8%)        (18.6%)
Military
Charter                          (61.6%)         (59.7%)          (59.1%)         (55.2%)        (39.1%)           0.6%

ACMI                                4.2%           77.3%             9.9%           21.1%          27.3%           9.7%

Other Product                   (100.0%)        (100.0%)         (100.0%)        (100.0%)       (100.0%)             NM

Non Revenue                      (54.9%)         (37.2%)          (26.9%)         (47.3%)        (27.6%)          13.9%
                              --------------------------------------------------------------------------------------------
Total
Block Hours                      (19.0%)            3.2%          (11.2%)          (5.0%)           2.2%           3.7%

SCHEDULED
SERVICE TRAFFIC

RTM's (000's)                       6.6%           54.8%            26.0%           41.3%          28.1%           6.9%
ATM's (000's)                       8.8%           47.9%            25.6%           29.5%          12.8%         (1.0%)
Load Factor                     -1.1 pts         2.7 pts          0.2 pts         5.2 pts        7.6 pts        4.6 pts

(1) Operating Fleet excludes the following aircraft count that are dry leased or parked:

Dry Leased                          0.0%         (15.8%)             0.0%            0.0%          33.3%          33.3%
Parked                            366.7%          180.0%            30.9%            0.0%        (15.8%)        (15.8%)


OPERATING STATISTICS                    JUL             AUG            SEP             OCT           NOV      YEAR-TO-DATE
Operating Fleet (average during the month)

Aircraft count(1)                   (21.1%)         (20.4%)        (17.3%)         (15.6%)       (13.3%)           (16.4%)

BLOCK HOURS

Scheduled

Service                                1.7%          (1.3%)         (6.0%)          (5.7%)       (29.9%)              5.4%
Commercial
Charter                             (24.3%)         (36.9%)        (25.2%)         (30.1%)       (40.3%)           (45.9%)
Military
Charter                             (19.4%)         (35.3%)        (17.7%)         (42.9%)         44.4%           (38.9%)

ACMI                                  22.1%           18.5%          28.7%           15.1%         20.9%             21.0%

Other Product                            NM              NM             NM              NM            NM          (100.0%)

Non Revenue                           90.2%           44.3%        (16.8%)         (52.1%)       (38.2%)           (24.9%)
                              ---------------------------------------------------------------------------------------------
Total
Block Hours                            4.4%          (3.7%)           3.9%          (6.5%)        (3.5%)            (3.2%)

SCHEDULED
SERVICE TRAFFIC

RTM's (000's)                         14.5%           14.6%           6.0%          (1.4%)       (22.2%)             13.0%
ATM's (000's)                        (1.4%)          (4.4%)         (8.6%)          (8.5%)       (32.3%)              2.8%
Load Factor                         9.1 pts        10.9 pts        8.6 pts         4.4 pts       8.6 pts           5.7 pts

(1) Operating Fleet excludes the following aircraft count that are dry leased or parked:

Dry Leased                            33.3%           33.3%           0.0%            0.0%          0.0%              8.0%
Parked                                24.7%            0.0%        (41.1%)         (66.7%)      (100.0%)             11.4%